EXHIBIT 99.2

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SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION PACKAGE
CROWN AMERICAN REALTY TRUST
THIRD QUARTER 2003
OTHER FINANCIAL AND OPERATING DATA (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003 vs. 2002		2003 vs. 2002
	(in thousands, except per share data)
FINANCIAL AND ANALYTICAL DATA:

Total FFO - Incr (decr) - 2003 compared to 2002:	$ 000	$ per share	$ 000	$ per share
Base rents from anchors and mall shops	$824	$0.021	$1,962	$0.049
Percentage rents from anchors and mall shops	(74)	(0.002)	21	0.001
Temporary and promotional leasing income	227	0.006	472	0.012
Mall operating costs, net of tenant recovery income	(528)	(0.014)	(2,404)	(0.061)
Utility and misc. mall income, equity in joint venture	307	0.008	773	0.019
Straight line rental income	(138)	(0.004)	(446)	(0.011)
Interest expense	420	0.011	2,012	0.051
Core mall operations	1,038	0.027	2,390	0.060

Property admin. and general & admin. expenses	(167)	(0.004)	(398)	(0.010)
Cash flow support earned	(828)	(0.021)	(1,486)	(0.037)
Gain on sale of outparcel land	191	0.005	180	0.005
Depreciation and amortization expense	(7)	(0.000)	(30)	(0.001)
FFO from mall acquisitions, net of interest expense	1,509	0.039	4,949	0.125
Loss from discontinued operations, net of depreciation	(174)	(0.005)	(406)	(0.010)
Expensing of costs related to the proposed merger	(881)	(0.023)	(3,869)	(0.097)
Loss on early extinguishment of debt	-	-	4,314	0.111
Lease buyout income	439	0.011	89	0.002
Other items	97	0.003	158	0.004
Change in FFO before pref'd div's and minority interest	1,217	0.032	5,891	0.151
Allocation to minority interest in Operating Partnership	919	-	1,480	-
Net dilution per share due to change in shares & units outstanding	-	0.028	-	(0.027)
Rounding to whole cents	-	-	-	0.006
Change in FFO allocable to common shareholders	$2,136	$0.060	$7,371	$0.130

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

Components of Minimum Rents:
Anchor - contractual or base rents	$5,806	$5,891	$17,219	$17,846
Mall shops - contractual or base rents	23,281	20,783	69,429	61,254
Mall shops - percentage rent in lieu of fixed base rent	1,003	652	2,811	2,005
Straight line rental income	112	183	396	641
Ground lease - contractual or base rents	747	526	1,889	1,576
Lease buyout income	447	8	666	577
Total minimum rents	$31,396	$28,043	$92,410	$83,899
Components of Percentage Rents:
Anchors	$451	$447	$1,626	$1,607
Mall shops and ground leases	758	812	2,735	2,696
Total percentage rents	$1,209	$1,259	$4,361	$4,303

Debt and Interest:

Fixed rate debt at period end	$576,707	$625,720	$576,707	$625,720
Variable rate debt at period end	177,728	84,528	177,728	84,528
Total debt at period end	$754,435	$710,248	$754,435	$710,248

Weighted avg. interest rate on fixed rate debt for the period	7.4%	7.6%	7.4%	7.6%
Weighted avg. interest rate on variable rate debt for the period	3.3%	4.1%	3.5%	4.1%

Total interest expense for period	$12,763	$12,398	$38,174	$37,715
Amort. of deferred debt cost for period (incl. in interest exp)	462	391	1,388	1,194
Capitalized interest costs during period	-	-	-	-

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SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION PACKAGE
CROWN AMERICAN REALTY TRUST
THIRD QUARTER 2003
OTHER FINANCIAL AND OPERATING DATA (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002
	(in thousands, except as noted)

Capital Expenditures Incurred:

Allowances for mall shop tenants	$2,170	$1,937	$5,679	$5,117
Allowances for anchor/ big box tenants	1,006	-	7,849	400
Leasing costs and commissions	569	430	2,086	1,393
Operational capital expenditures at properties	2,008	1,449	4,084	3,610
Acquisition of enclosed mall	-	50,004	-	50,004
Expansions and major renovations	911	70	2,345	421
Capital expenditures from discontinued operations	-	171	-	171
All other capital expenditures (included in Other Assets)	53	469	365	827
Total Capital Expenditures during the period	$6,717	$54,530	$22,408	$61,943

OPERATING DATA:

Mall shop GLA at period end (000 sq. ft.)			5,671	5,492

Mall shop Occupancy percentage at period end			90%	89%

Comp. Store Mall shop sales - 9 months ($ per sq. ft.)			$180.09	$174.89

Mall shop occupancy cost percentage at period end			10.2%	10.1%

Average mall shop base rent at period end ($ per sq. ft.)			$21.25	$20.63

Mall shop leasing for the period:
New leases - sq. feet (000)	57	91	233	244
New leases - $ per sq. ft.	$23.84	$21.89	$21.43	$23.23
Number of new leases signed.	29	46	109	135

Net Effective Rent for new leases signed in the period (per sq. ft)	$20.29	$19.66	$18.18	$21.05

Renewal leases - sq. feet (000)	116	84	379	298
Renewal leases - $ per sq. ft.	$16.79	$22.71	$19.18	$18.86
Number of renewal leases signed.	40	45	151	128

Tenant Allowances for leases signed during the period:
First Generation Space - per sq. ft.	$32.90	$6.93	$25.40	$6.93
Second Generation Space - per sq. ft.	$9.23	$5.67	$8.85	$5.10
Leases Signed during the period by:
First Generation Space - sq. feet (000)	5	1	11	1
Second Generation Space - sq. feet (000)	168	173	601	541

Theater and free-standing leasing for the period:
New leases- sq. feet (000)	-	-	3	38
New leases-$ per sq. ft.	$-	$-	$19.69	$8.03
Tenant allowances - $ per sq. ft.	$-	$-	$45.00	$13.79

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SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION PACKAGE
CROWN AMERICAN REALTY TRUST
THIRD QUARTER 2003
OTHER FINANCIAL AND OPERATING DATA (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
Reconciliation of GAAP Net Income (Loss) to	2003	2002	2003	2002
Funds from Operations ($000 except per share data):
Net income (loss)	$2,968	$1,410	$(10,768)	$1,393
Adjustments:
Minority Interest in Operating Partnership	1,229	1,354	7,572	4,110
Depreciation and amortization - real estate	12,209	11,207	35,964	32,880
Depreciation- joint ventures and in other line items	445	431	1,364	1,341
Cash flow support amounts	-	828	871	2,357
Loss on asset sales	-	-	13,787	-
Depreciation from discontinued operations	-	404	387	1,205
FFO before allocations to minority interest and pref'd shares	16,851	15,634	49,177	43,286
Allocation to preferred shareholders (preferred dividends)	(3,403)	(3,403)	(10,209)	(10,209)
Allocation to minority interest in Operating Partnership	(2,016)	(2,935)	(6,988)	(8,468)
FFO allocable to common shares	$11,432	$9,296	$31,980	$24,609
FFO per common share	$0.35	$0.29	$0.98	$0.85

Average shares outstanding during the period	32,505	31,984	32,243	28,625
Avg. shares and partnership units during the period	38,202	41,940	39,408	38,581

Average shares outstanding during the period for diluted FFO	32,868	32,296	32,552	28,933
Avg. shares and partnership units during the period for diluted FFO	38,565	42,252	39,717	38,889

Reconciliation of GAAP Net Income (Loss) to EBITDA, to Property
NOI and to Same Center NOI
Net income (loss)	$2,968	$1,410	$(10,768)	$1,393
Minority Interest in Operating Partnership	1,229	1,354	7,572	4,110
Loss on asset sale	-	-	13,787	-
Interest & depreciation on joint ventures and discontinued
operations	305	1,068	1,426	3,518
Loss on early extinguishment of debt	-	-	-	4,314
Depreciation and amortization	12,558	11,565	37,083	33,987
Interest expense, net	12,763	12,398	38,174	37,715
EBITDA: Earnings (including gain on sale of outparcel land)	29,823	27,795	87,274	85,037
before interest, taxes, all depreciation and amortization)
and extraordinary items
Straight-line rents	(112)	(183)	(396)	(641)
Lease buyout income	(447)	(8)	(666)	(577)
Corporate-level fee income	(240)	(55)	(446)	(208)
Property administrative and general & administrative costs	3,285	2,129	10,809	6,434
Gains on land sales	(191)	-	(274)	(94)
Property NOI	32,118	29,678	96,301	89,951

NOI from acquisitions and discontinued operations	(2,552)	(773)	(7,951)	(2,315)

Same Center NOI	$29,566	$28,905	$88,350	$87,636

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SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION PACKAGE

CROWN AMERICAN REALTY TRUST
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2003	2002	2003	2002

	(in thousands, except per share data)
Rental operations:
Revenues:
Minimum rent	$31,396	$28,043	$92,410	$83,899
Percentage rent	1,209	1,259	4,361	4,303
Property operating cost recoveries	11,455	10,127	33,981	29,987
Temporary and promotional leasing	2,435	2,044	7,256	6,263
Utility redistribution income	3,665	3,680	10,561	10,400
Miscellaneous income	821	410	2,320	1,514
	50,981	45,563	150,889	136,366

Property operating costs:
Recoverable operating costs	14,747	13,112	44,383	38,698
Property administrative costs	774	710	2,320	2,145
Other operating costs	958	667	2,859	2,010
Utility redistribution expense	3,013	3,056	8,148	8,259
Depreciation and amortization	12,209	11,207	35,964	32,880
	31,701	28,752	93,674	83,992
	19,280	16,811	57,215	52,374
Other expenses:
General and administrative	2,511	1,419	8,489	4,289
Interest, net	12,763	12,398	38,174	37,715
Loss on early extinguishment of debt	-	-	-	4,314
	15,274	13,817	46,663	46,318
	4,006	2,994	10,552	6,056

Property sales, disposals and adjustments:
Gain on sale of outparcel land	191	-	274	94

Minority Interest in Operating Partnership	(1,229)	(1,354)	(7,572)	(4,110)

Income from continuing operations	2,968	1,640	3,254	2,040

Discontinued operations:
Loss from discontinued operations	-	(230)	(235)	(647)
Loss on asset sales	-	-	(13,787)	-
	-	(230.0)	(14,022)	(647)

Net income (loss)	2,968	1,410.0	(10,768)	1,393
Dividends on preferred shares	(3,403)	(3,403.0)	(10,209)	(10,209)
Net loss applicable to common shareholders	$(435)	$(1,993.0)	$(20,977)	$(8,816)

Per common share information:
Basic and Diluted EPS:
Loss from continuing operations before
discontinued operations, net of preferred dividends	$(0.01)	$(0.05)	$(0.21)	$(0.29)
Loss from discontinued operations	-	(0.01)	(0.44)	(0.02)
Net loss	$(0.01)	$(0.06)	$(0.65)	$(0.31)

Weighted average shares outstanding - basic (000)	32,505	31,984	32,243	28,625

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SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION PACKAGE

CROWN AMERICAN REALTY TRUST
Consolidated Balance Sheets
(in thousands, except share and per share data)

	September 30,	December 31,
	2003	2002
	(Unaudited)

Assets
Income-producing properties:
Land	$156,177	$156,338
Buildings and improvements	1,091,514	1,072,366
Deferred leasing and other charges	39,999	43,038
	1,287,690	1,271,742
Accumulated depreciation and amortization	(510,903)	(481,284)
	776,787	790,458

Minority interest in Operating Partnership	-	3,265

Investment in joint venture	2,681	3,114
Cash and cash equivalents, unrestricted	11,849	14,122
Restricted cash and escrow deposits	7,454	8,967
Tenant and other receivables	14,870	14,813
Deferred charges and other assets	17,762	19,384
Assets from discontinued operations	-	25,309
	$831,403	$879,432

Liabilities and Shareholders' Equity

Debt on income-producing properties	$754,435	$737,566
Accounts payable and other liabilities	42,973	44,569
Liabilities from discontinued operations	-	13,952
	797,408	796,087

Commitments and contingencies

Shareholders' equity:
Non-redeemable senior preferred shares, 11% cumulative,
$.01 par value, 2,500,000 shares authorized and issued	25	25
Common shares, par value $.01 per share, 120,000,000 shares
authorized, 34,069,224 and 33,572,694 shares issued at
September 30, 2003 and December 31, 2002, respectively	340	335
Additional paid-in capital	368,893	365,247
Accumulated deficit	(319,682)	(266,554)
	49,576	99,053
Less common shares held in treasury at cost; 1,534,398 shares
at both September 30, 2003 and December 31,2002	(14,652)	(14,652)
Less preferred shares held in treasury at cost; 25,000 shares at both
September 30, 2003 and December 31, 2002.	(929)	(929)
Accumulated other comprehensive loss	0	(127)
	33,995	83,345
	$831,403	$879,432

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SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION PACKAGE

CROWN AMERICAN REALTY TRUST
Consolidated Statements of Cash Flows
(Unaudited)

	Nine Months Ended September 30,
	2003	2002

	(in thousands)

Cash flows from operating activities:
Net income (loss)	$(10,768)	$1,393
Adjustments to reconcile net income to net cash
provided by operating activities:
Minority interest in Operating Partnership	7,572	4,110
Equity earnings in joint venture	(379)	(326)
Depreciation and amortization	38,471	35,291
Operating loss from discontinued operations	235	595
Loss on asset sales	13,787	-
Loss on early extinguishment of debt	-	4,314
Net changes in:
Tenant and other receivables	(44)	1,993
Deferred charges and other assets	(864)	(4,757)
Restricted cash and escrow deposits	1,355	470
Accounts payable and other liabilities	(1,644)	(9,371)
Net cash provided by discontinued operations	(319)	673
Net cash provided by operating activities	47,402	34,385

Cash flows from investing activities:
Investment in income-producing properties	(22,043)	(10,941)
Acquisition of enclosed shopping mall	-	(50,004)
Change in investing escrow deposits	(844)	(342)
Distributions from joint venture	535	260
Net cash used in discontinued operations	-	171
Net cash (used in) investing activities	(22,352)	(60,856)

Cash flows from financing activities:
Net proceeds from common share issuance and exercise of stock options	3,785	47,622
Net proceeds from issuance of debt, net of loan deposits and prepayment penalties	27,694	105,888
Cost of issuance of debt	-	(1,140)
Debt repayments	(9,831)	(94,915)
Dividends and distributions paid on common shares and partnership units	(26,021)	(24,196)
Dividends paid on senior preferred shares	(10,209)	(10,209)
Cash flow support payments	871	2,357
Debt repaid on discontinued operations	(13,610)	(5,379)
Net cash provided by (used in) financing activities	(27,321)	20,028

Net decrease in cash and cash equivalents	(2,271)	(6,443)

Cash and cash equivalents, beginning of period	14,120	16,999

Cash and cash equivalents, end of period	$11,849	$10,556

Supplemental Cash Flow Data:

Interest paid (net of capitalized amounts)	$36,786	$36,409
Other comprehensive income (loss) - hedging activities	$127	$639

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